Information Concerning the Group's Consolidated Operations - Revenues by Nature (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Disclosure of revenue [line items]
Recognition of previously deferred upfront payments			$ 19,535
Other revenues	110	298	27,536	724
Collaboration agreements	110	298	47,071	724
Licenses	466	431	1,233	872
Products & services	2,324	423	4,689	592
Total revenues	$ 2,900	$ 1,152	$ 52,993	$ 2,188